Exhibit 10.17

UNCLASSIFIED/FOR OFFICIAL USE ONLY

Copy 1

	AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15CFR 350)	RATING	PAGE OF PAGES
				1	22
	2. CONTRACT (Proc. Inst. Ident.) No. [REDACTED] 001-01-C-0315	3. EFFECTIVE DATE 01 August 2001	4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
	5 . ISSUED BY CODE		6. ADMINISTERED BY (if other than item 5) CODE
U.S. GOVERNMENT
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)			8. DELIVERY
☒ FOR ORIGIN ☐ OTHER(See Below)

LUMERA CORPORATION 19910 NORTH CREEK PARKWAY P.O. BOX 3008 BOTHELL, WA 98011 ATTN: [REDACTED]			9. DISCOUNT FOR PROMPT PAYMENT
			SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:		ITEM
	CODE	FACILITY CODE
	11. SHIP TO/MARK FOR CODE		12. PAYMENT WILL BE MADE BY CODE
See Section G
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304.(c) ( ) ☐ 41 U.S.C.(C) ( )			14. ACCOUNTING AND APPROPRIATION DATA
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B
			15G. TOTAL AMOUNT OF CONTRACT		$1,622,957

16. TABLE OF CONTENT

(x)	SEC	DESCRIPTION	PAGE(S)	(x)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION / CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	12-21
☒	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-4			PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	5	☒	J	LIST OF ATTACHMENTS	22
☒	D	PACKAGING AND MARKING	6			PART IV-REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	7	☐	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
☒	F	DELIVERIES OR PERFORMANCE	8
☒	G	CONTRACT ADMINISTRATION DATA	9-10	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	11	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 1	18. ☐AWARD (Contractor is not required to sign this document.)
copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the
consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following document (a) this award/contract. (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference
herein. (Attachments are listed herein).	Your offer on Solicitation number , including the
additions or changes made by you which additions or changes are set forth is full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the
contract which consists of the following documents (a) the
Government’s solicitation and your offer, and this (b) award/
contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print) Todd R. McIntyre, Vice President			20A. NAME OF CONTRACTING OFFICER [REDACTED]
19B. NAME OF CONTRACTOR		19C. DATE SIGNED 8/02/01	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED [REDACTED]
BY	/s/ Todd R. McIntyre		BY	[REDACTED]
	(Signature of person authorised to sign)			(Signature of Contracting Officer)

UNCLASSIFIED/FOR OFFICIAL USE ONLY

Unclassified

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B-1	Type Of Contract And Total Contract Value

The Contractor shall, in accordance with the terms and conditions set forth herein, furnish the necessary qualified personnel, services, travel, facilities and materials (except those specifically designated to be provided by the Government) and do all things necessary and incidental to complete the contractual effort in accordance with the Statement of Work incorporated by Section C - Description/Specifications/Statement of Work hereto.

The total current contract value is $1,622,957.

CLIN 0001, as identified in this contract and in the total estimated amounts set forth below are Cost Plus Fixed Fee Level of Effort (CPFFLOE), as described under the Federal Acquisition Regulations (FAR) 16.306(d)(2).

Description: Synthesis of Core, Dendron, and Base Dendrimer, and Synthesis of Higher Stability Dendrimer, With Slab Testing of Both Dendrimers

Total Level of Effort	2,318.0
Estimated Cost	$1,545,673
Fixed Fee	$77,284
Total CPFF	$1,622,957

The estimated cost and fixed fee for the Contract Line Item 0001, and any modifications thereto are shown below. (Note: Provisional increases are not included in this summary until recognized as definitive)

	Total Level of Effort	Estimated Cost	Fixed Fee
Basic	2,318.0	$1,545,673	$77,284

CLIN 0002 (OPTION), as identified in this contract and in the total estimated amounts set forth below are Cost Plus Fixed Fee Level of Effort (CPFFLOE), as described under the Federal Acquisition Regulations (FAR) 16.306(d)(2).

Description: Option 1 - Synthesis of Higher Stability, Higher EO Active Dendrimer and Slab Testing of the Dendrimer

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Total Level of Effort	854.0
Estimated Cost	$505,453
Fixed Fee	$25,273
Total CPFF	$530,726

The estimated cost and fixed fee for the Contract Line Item 0002 (OPTION), and any modifications thereto are shown below. (Note: Provisional increases are not Included in this summary until recognized as definitive)

	Total Level of Effort	Estimated Cost	Fixed Fee
Basic	854.0	$505,453	$25,273

CLIN 0003 (OPTION), as identified in this contract and in the total estimated amounts set forth below are Cost Plus Fixed Fee Level of Effort (CPFFLOE), as described under the Federal Acquisition Regulations (FAR) 16.306(d)(2).

Description: Option 2 - Synthesis of Deuterated and/or Fluorinated Core, Dendrons, and Dendrimer, and Slab Testing of the Core(e), Dendrons, and Dendrimer

Total Level of Effort	1,168.0
Estimated Cost	$854,309
Fixed Fee	$42,716
Total CPFF	$897,025

The estimated cost and fixed fee for the Contract Line Item 0003 (OPTION), and any modifications thereto are shown below. (Note: Provisional increases are not included in this summary until recognized as definitive)

	Total Level of Effort	Estimated Cost	Fixed Fee
Basic	1,168.0	$854,309	$42,716

CLIN 0004 (OPTION), as identified in this contract and in the total estimated amounts set forth below are Cost Plus Fixed Fee Level of Effort (CPFFLOE), as described under the Federal Acquisition Regulations (FAR) 16.306(d)(2).

Description: Option 3 - Prototype Device Fabrication

Total Level of Effort	2,234.0
Estimated Cost	$842,164
Fixed Fee	$42,108
Total CPFF	$884,272

The estimated cost and fixed fee for the Contract Line Item 0004 (OPTION), and any modifications thereto are shown below. (Note: Provisional increases are not Included in this summary until recognized as definitive)

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	Total Level of Effort	Estimated Cost	Fixed Fee
Basic	2,234.0	$842,164	$42,108

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SECTION C - DESCRIPTIONS/SPECS./WORK STATEMENT

C-1	Statement of Work

The Government’s Statement of Work entitled Wideband Polymer Modulator Development dated 04/16/2001 is incorporated and made part of this contract as Attachment 1 to Part III of Section J hereto.

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SECTION D - PACKAGING AND MARKING

D-1	Packaging And Marking

Packaging and marking of deliverable items called for hereunder shall be in accordance with:

(1)	the Contractors best commercial practice and

(2)	any delineated requirements in the Statement of Work required to insure safe arrival at the destination.

(3)	in accordance with appropriate security requirements.

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SECTION E - INSPECTION AND ACCEPTANCE

E-1	[REDACTED] Clauses Incorporated by Reference (APR 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Number	Title
52.246-8	Inspection of Research and Development — Cost-Reimbursement (APR 1984)
52.246-16	Responsibility for Supplies (APR 1984)
[REDACTED]	Inspection And Acceptance At Destination (General) (MAR 1996)
[REDACTED]	Requirement For Data Acceptance (MAR 1996)

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SECTION F - DELIVERIES OR PERFORMANCE

F-1	[REDACTED] Clauses Incorporated by Reference (APR 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Number	Title
52.242-15-A1	Stop-Work Order (AUG 1989) (Alternate I) (APR 1984)

F-2	[REDACTED] Contractor Performance And Delivery (MAR 1996)

(a) Period of Performance: The period of performance of this contract shall be:

CLIN	Start Date	Completion Date
0001	07/30/2001	09/30/2002
0002	08/30/2002	12/30/2002
0003	12/30/2002	12/30/2003
0004	12/30/2002	12/30/2003

The principal place of performance under this contract shall be the Contractor’s facility located at:

Bothell, WA

(b)	Delivery: In the event an item under this contract is delivered directly to the COTR, the contractor shall obtain a signed receipt from the COTR. One copy of the receipt shall be attached to the contractor’s invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.

(c)	When the contractor encounters difficulty in meeting performance requirements, or anticipates difficulty in complying with the contract delivery schedule or date, they shall immediately notify the Contracting Officer in writing giving pertinent details; provided, however, that this data shall be informational only in character and that this provision shall not be construed as a waiver by the Government of any delivery schedule for any rights or remedies provided by law or under this contract.

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SECTION G - CONTRACT ADMINISTRATION DATA

G-1	Points Of Contact

Title	Name	Phone #
[REDACTED]	[REDACTED]	[REDACTED]
[REDACTED]	[REDACTED]	[REDACTED]

G-2	Purchase Request Number And Accounting And Appropriation Data

Contract Doc	CLIN	RCA #	RCA ACTNG #	BLI	FY	BOC	Dollars Obligated
[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED	]
[REDACTED]
						[REDACTED]	[REDACTED	]
						[REDACTED]	[REDACTED	]

G-3	[REDACTED] Contract Clause Numbering (MAR 1996)

In this contract, standard clauses are originated from two sources; (1) the Federal Acquisition Regulation and (2) the [REDACTED]. [REDACTED] clauses are identifiable by noting [REDACTED]. Any clauses which are duplicative to DFARS are indicated by the DFARS clause number parenthetically inserted beside the clause title.

G-4	[REDACTED] Instructions for Requesting Contract Payment (DEC 2000)

All requests for invoice and contract financing payments (other than progress payments) shall be prepared on a Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, and submitted for payment to the following billing office:

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

[REDACTED]

For cost reimbursable contracts, those contractors authorized by DCAA to use Direct Billing procedures must submit only the first, final, and any award fee reconciliation payment vouchers to the billing office listed above. Unless otherwise directed by the contracting officer, submit all other vouchers directly to the paying office specified below. Attach a copy of the DCAA Direct Billing authorization letter to the first voucher submitted to the paying office for

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each contract, and enter “Direct Submission Authorized” in the signature block of all vouchers submitted via Direct Billing.

Requests for progress payments shall be prepared on a Standard Form 1443, Contractor’s Request for Progress Payment, and submitted to the following billing office:

N/A

The payment periods designated in the FAR Prompt Payment clause(s) contained in this contractual document will begin on the date a proper voucher or request for payment (SF 1034 or SF 1443) is received in the billing office listed above. The following additional voucher preparation instructions and requirements for supporting documentation also apply:

None

The government billing office or payment office will notify the contractor of any apparent error, defect, or impropriety in a voucher or request for payment within seven days of receipt by the billing office. Inquiries regarding vouchers or requests for payment submitted to the billing office should be directed to the government contracting officer. Inquiries regarding vouchers or requests for payment submitted directly to [REDACTED].

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-1	Reserved

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PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

I-1	[REDACTED] Clauses Incorporated by Reference (APR 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

Number	Title

52.202-1	Definitions (OCT 1995)
52.203-3	Gratuities (APR 1984)
52.203-5	Covenant Against Contingent Fees (APR 1984)
52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
52.203-7	Anti-Kickback Procedures (JUL 1995)
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
52.204-4	Printing/Copying Double-Sided on Recycled Paper (JUN 1996)
52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995)
52.215-2	Audit and Records—Negotiation (JUN 1999)
52.215-10	Price Reduction for Defective Cost or Pricing Data (OCT 1997)
52.215-12	Subcontractor Cost or Pricing Data (OCT 1997)
52.215-15	Termination of Defined Benefit Pension Plans (OCT 1997)
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other Than Pensions (OCT 1997)
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications (OCT 1997)
52.216-7	Allowable Cost and Payment (MAR 2000)
52.216-8	Fixed Fee (MAR 1997)
52.217-8	Option to Extend Services (NOV 1999)
52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
52.222-26	Equal Opportunity (FEB 1999)
52.222-35	Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (APR 1998)
52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
52.222-37	Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (JAN 1999)
52.223-6	Drug-Free Workplace (JAN 1997)
52.223-14	Toxic Chemical Release Reporting (OCT 2000)
52.225-11	Buy American Act—Balance of Payments Program—Construction Materials Under Trade Agreements (JUN 2000)

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52.227-1	Authorization and Consent (JUL 1995)
52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
52.227-10	Filing of Patent Applications — Classified Subject Matter (APR 1984)
52.227-11	Patent Rights—Retention by the Contractor (Short Form) (JUN 1997)
52.227-14	Rights in Data—General (JUN 1987)
52.227-16	Additional Data Requirements (JUN 1987)
52.228-7	Insurance—Liability to Third Persons (MAR 1996)
52.230-2	Cost Accounting Standards (APR 1998)
52.230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1996)
52.230-6	Administration of Cost Accounting Standards (NOV 1999)
52.232-9	Limitation on Withholding of Payments (APR 1984)
52.232-17	Interest (JUNE 1996)
52.232-22	Limitation of Funds (APR 1984)
52.232-23	Assignment of Claims (JAN 1986)
52.232-25	Prompt Payment (JUN 1997)
52.232-33	Mandatory Information for Electronic Funds Transfer Payment (AUG 1996)
52.233-3-A1	Service of Protest (AUG 1996) (Alternate I) (JUN 1985)
52.239-1	Privacy or Security Safeguards (AUG 1996)
52.242-1	Notice of Intent to Disallow Costs (APR 1984)
52.242-3	Penalties for Unallowable Costs (OCT 1995)
52.242-13	Bankruptcy (JUL 1995)
52.243-2-A5	Changes—Cost-Reimbursement (AUG 1987) (Alternate V) (APR 1984)
52.244-5	Competition in Subcontracting (DEC 1996)
52.247-63	Preference for U.S.-Flag Air Carriers (JAN 1997)
52.249-6	Termination (Cost-Reimbursement) (SEP 1996)
52.249-14	Excusable Delays (APR 1984)
52.253-1	Computer Generated Forms (JAN 1991)
[REDACTED]	[REDACTED]

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I-2	52.215-19 Notification of Ownership Changes. (OCT 1997)

(a)	The Contractor shall make the following notifications in writing:

(1)	When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2)	The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b)	The Contractor shall – –

(1)	Maintain current, accurate, and complete inventory records of assets and their costs;

(2)	Provide the ACO or designated representative ready access to the records upon request;

(3)	Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4)	Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c)	The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I-3	52.222-2 Payment for Overtime Premiums (JUL 1990)

(a)	The use of overtime is authorized under this contract if the overtime premium does not exceed $0 or the overtime premium is paid for work – –

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(1)	Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2)	By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3)	To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4)	That will result in lower overall costs to the Government.

(b)	Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall – –

(1)	Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2)	Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3)	Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4)	Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

I-4	52.244-2-A1 Subcontracts (FEB 1997) [REDACTED] (AUG 1998)

(a)	Definitions. As used in this clause – –

“Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

“Consent to subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

“Subcontract” means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

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(b)	This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c)	When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d)	If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that – –

(1)	Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2)	Is fixed-price and exceeds – –

(i)	For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii)	For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e)	If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

(f)	The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i)	A description of the supplies or services to be subcontracted.

(ii)	Identification of the type of subcontract to be used.

(iii)	Identification of the proposed subcontractor.

(iv)	The proposed subcontract price.

(v)	The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi)	The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

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(vii)	A negotiation memorandum reflecting – –

(A)	The principal elements of the subcontract price negotiation;

(B)	The most significant considerations controlling establishment of initial or revised prices;

(C)	The reason cost or pricing data were or were not required;

(D)	The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E)	The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F)	The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G)	A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2)	If the Contractor has an approved purchasing system and consent is not required under paragraph (c), (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraphs (f)(l)(i) through (f)(l)(iv) of this clause.

(g)	Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the contractor’s purchasing system shall constitute a determination – –

(1)	Of the acceptability of any subcontract terms or conditions;

(2)	Of the allowability of any cost under this contract; or

(3)	To relieve the Contractor of any responsibility for performing this contract.

(h)	No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in paragraph 15.404-4(c)(4)(i).

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(i)	The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j)	The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(k)	Paragraphs (d) and (f) of this clause do not apply to the following subcontract, which were evaluated during negotiations:

[REDACTED] (APR 1997)

(a)	The Contractor, its employees, and its subcontractors shall comply with the conduct requirements in effect at the Government’s work site. The Government reserves the right to exclude or remove from the work site any employee of the contractor or of a subcontractor whom the Government deems careless, uncooperative, or whose continued employment on the work site is deemed by the Government to be contrary to the public interest.

(b)	The Contractor shall inform its employees that the [REDACTED] has a zero tolerance policy for harassing behavior. Any Contractor or subcontractor employee determined by the Government to have engaged in harassing behavior shall be immediately escorted from the premises and denied further access to the worksite. The Contractor shall emphasize this requirement to its employees.

(c)	Exclusion from the worksite under the circumstance described in this clause shall not relieve the Contractor from full performance of the contract, nor will it provide the basis for an excusable delay or any claims against the Government.

[REDACTED] (MAR 1996)

(a)	Basic requirement. This contract requires, unless authorized in paragraph (d) below, that all supplies, components, reports, documentation, or services which are designed, fabricated, assembled, delivered or performed under this contract shall utilize the “International System of Units” (SI).

(b)	The “International System of Units” is as established by the General Conference of Weights and Measures in 1960; it is also known as “System International (SI)” or “Metric System”; and it is interpreted for US usage by the Department of Commerce’s Interpretation of the International System of Units for the United States as printed in Federal Register Volume 55, Page 52242, Dec. 20, 1990, and supplemented for the Federal Government’s usage by the General Services Administration’s Federal Standard 376, Preferred Metric Units of General Use by the Federal Government.

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(c)	Conflict of interest. In the event there is a conflict between the International System of Units; 55 FR 52242, Dec. 20, 1990; Federal Standard 376; or the contract schedule, the order of precedence in resolving the conflict shall be contract schedule first, followed by Federal Standard 376; 55 FR 52242, Dec. 20, 1990; and International System of Units in descending importance.

(d)	Exemption to requirement. The following supplies, components, reports, documentation, or services that are designed, fabricated, assembled, delivered or performed under this contract are exempt from the requirements of this clause:

The contractor should submit a request for exemption to the Contracting Officer whenever compliance is either not possible, impracticable, or otherwise not in the Government’s best interest. The scope of the request shall be limited to only those items negatively impacted by the requirement.

[REDACTED]	Incorporation Of Section K, Representations, Certifications, And Other Statements Of Offerors (JAN 1998)

Section K which has been completed and submitted with contractor’s proposal, dated 18 May 2001, is incorporated herein by reference and made a part of this contract.

[REDACTED]	Level of Effort (Cost Reimbursement (SEP 2000)

(a) The contractor shall expend his best effort towards accomplishing the scope of contract work outlined above. The level-of-effort required for total performance under this contract shall consist of the expenditure of a direct labor effort to the extent of a minimum of 2,434 labor hours and/or, to the extent that funding remains available, a maximum of 2,202 labor hours. For the purposes of this contract, one man/person-week shall consist of forty (40) direct, straight time hours expended by an individual assigned to and working under this contract.

(b)The contractor shall continually evaluate the total level-of-effort required and recommend to the Government changes thereto which are considered beneficial in attaining the overall objectives of this contract. In controlling the utilization of man-hours of effort, the contractor shall promptly notify the contracting officer, in writing, when there is an indication that premature exhaustion of the total man-hours of effort is predicted.

(c)It is understood and agreed that the rate of man-hours per month may fluctuate in pursuit of the technical objective; however, such fluctuations will be controlled to avoid an exhaustion of the total man-hours of effort before the expiration of the term of the contract.

(d) It is further agreed that the contractor may submit written requests for acceleration of the average hourly rate of effort that will result in the utilization of the total man-hours set forth above prior to the expiration date of this contract. If such request is approved by the contracting officer, the accelerated performance shall be without increase in fee and the transaction formalized by Supplemental Agreement to this contract.

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BASIC
Unclassified

Unclassified

(e) On or about the completion date of this contract, the contractor shall submit to the contracting officer a brief certified statement of the labor hours actually expended in the performance of this contract.

(f) The fee for performance under this contract is predicated upon the contractor furnishing at least the minimum but up to and including the maximum effort specified. In the event the minimum effort is not provided as specified, the fee may be adjusted accordingly.

(g) Reductions in either the minimum and/or maximum quantity of man-hours or in the period of performance of this contract may be made in accordance with the procedures established by the clause of this contract entitled “Changes”.

(h) In the event the Government desires an additional level-of-effort in excess of the maximum man-hours specified prior to contract completion, the parties shall negotiate to make an equitable adjustment of the amount of fee payable hereunder.

[REDACTED]	Prohibition On Storage And Disposal Of Toxic And Hazardous Materials (OCT 1997)

(a)	Definitions. As used in this clause:

(1)	“Storage” means a non-transitory, semi-permanent or permanent holding, placement, or leaving of material. It does not include a temporary accumulation of a limited quantity of a material used in or a waste generated or resulting from authorized activities, such as servicing, maintenance, or repair of Government items, equipment, or facilities.

(2)	“Toxic or hazardous materials” means those materials identified in the “EPA Title III List of Lists”.

(b)	The contractor is prohibited from transporting, storing, disposing or using toxic or hazardous materials in performing this contract except for those materials listed in (c) below or when authorized in writing by the Contracting Officer.

(c)	Toxic and hazardous materials authorized for use in the performance of this contract are as listed below:

[REDACTED]	Total Funding Allotted (MAR 1996)

The total sum presently available for payment and allotted to this contract, including fee, is as follows:

CLIN	DOLLARS OBLIGATED	PAYABLE THROUGH
0001	$600,000.00	2001

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BASIC
Unclassified

Unclassified

[REDACTED] Standards Document Compliance (SEP 2000)

(a) This contract requires, unless authorized in paragraph (b) below, that all supplies, components, reports, documentation, data, or services which are designed, fabricated, assembled, delivered, or performed under this contract shall comply with the [REDACTED] Standards Document, Version 1.0 dated 1 June 2000. The [REDACTED] Standards Document can be accessed directly through the [REDACTED] at [REDACTED] or [REDACTED] (non-secure).

(b) The following supplies, components, reports, documentation, data, or services that are designed, fabricated, assembled, delivered or performed under this contract are exempt from the requirements of this clause:

(c) The contractor should submit a request for exemption to the contracting officer whenever compliance with the [REDACTED] Standards Document is impossible, impracticable, or otherwise not in the best interests of the Government. The scope of the request shall be limited to only those items negatively impacted by the requirement.

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BASIC
Unclassified

Unclassified

PART III - LIST OF DOCUMENTS/EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

J-1	Incorporation Of Attachments And Exhibits

The Attachments and/or Exhibits listed below are incorporated herein and made part hereof:

Attachment Number	Description	No. Pages
1	Statement of Work entitled “Wideband Polymer Modulator Development” dated l6th April 2001	4 pages
2	Contractor’s Technical and Cost Proposal dated 11 July 2002	20 pages and 15 pages respectively

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BASIC
Unclassified

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1 25

_ AMENDMENT/MODIFICATION NO. P00012		3. EFFECTIVE DATE 02/05/2004	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
6. ISSUED BY [REDACTED]	CODE		7. ADMINISTERED BY (if other than item 6)	CODE

Originating Officer

8. NAME AND ADDRESS OF CONTRACTOR (No., street county, State and ZIP Code) LUMERA CORPORATION		☒	9A. AMENDMENT OF SOLICITATION NO.
19910 NORTH CREEK PARKWAY BOTHELL, WA 98011		☐	9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. [REDACTED] 000-01-C-0315
		☒	10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers             ☐ is extended.     ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this Amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this Amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required)

See Section G

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
☒	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties, Contractor proposal Rev.7, dtd. 15 Oct 2003
E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [REDACTED]
15B. NAME OF CONTRACTOR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

BY			BY	[REDACTED]	[REDACTED]
	(Signature of person authorized to sign)			(Signature of person authorized to sign)

NSN 7540-01-152-9070 PREVIOUS EDITION UNUSABLE	STANDARD FORM __ (REV, 10-63) Prescribed by GSA FAR (48 CFR) 53_243

UNCLASSIFIED

The purpose of this modification is to provide the last installment of incremental funding for CLIN 00003 in the amount of $475,486.00, and replace 52.232-22 Limitation of Funds with 52.232-20 Limitation of Cost. This fully funds CLIN 00003 at $950,486.00.

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MODIFICATION P00012 TO

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PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B-l TYPE OF CONTRACT AND TOTAL CONTRACT VALUE

The Contractor shall, in accordance with the terms and conditions set forth herein, furnish the necessary qualified personnel, services, travel, facilities and materials (except those specifically designated to be provided by the Government) and do all things necessary and incidental to complete the contractual effort in accordance with the Statement of Work incorporated by Section C - Description/Specifications/Statement of Work hereto.

The total current contract value is $3,604,349.00.

CLIN 0001, as identified in this contract and in the total estimated amounts set forth below are CR/CPFFLOE, as described under the Federal Acquisition Regulations (FAR) 16.306.

Description: Synthesis of Core, Dendron, and Base Dendrimer, and Synthesis of Higher Stability Dendrimer, With Slab Testing of Both Dendrimers

Total Level of Effort	2,318.00
Estimated Cost	$1,545,673.00
Total Estimated Cost	$1,545,673.00
Fixed Fee	$77,284.00
Total CPFF	$1,622,957.00

The total value for the Contract Line Item 0001, and any modifications thereto are shown below.

	Total Level of Effort	Estimated Cost	Total Estimated Cost	Fixed Fee	Total CPFF
P00000	2,318.00	$1,545,673.00	$1,545,673.00	$77,284.00	$1,622,957.00

CLIN 0002, as identified in this contract and in the total estimated amounts set forth below ore CR/CPFFLOE, as described under the Federal Acquisition Regulations (FAR) 16.306.

Description: Option 1- Synthesis of Electro-optic Crosslinkable Dendronized Polymers, Slab Test of Dendronized Polymers, and Fabrication of Prototype Device

Total Level of Effort	1,440.00
Estimated Cost	$981,815.00
Total Estimated Cost	$981,815.00
Fixed Fee	$49,091.00
Total CPFF	$1,030,906.00

The total value for the Contract Line Item 0002, and any modifications thereto are shown below.

	Total Level of Effort	Estimated Cost	Total Estimated Cost	Fixed Fee	Total CPFF
P00000	854.00	$505,453.00	$505,453.00	$25,273.00	$530,726.00
P00006	1,440.00	$981,815.00	$981,815.00	$49,091.00	$1,030,906.00

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LIN 0003, as identified in this contract and in the total estimated amounts set forth below are CR/CPFFLOE, as described under the Federal Acquisition Regulations (FAR) 16.306.

Description: Option 2 - Synthesis of Deuterated and/or Fluorinated Core, Dendrons, and Dendrimer, and Slab Testing of the Core(s), Dendrons, and Dendrimer

Total Level of Effort	4,145.00
Estimated Cost	$905,225.00
Total Estimated Cost	$905,225.00
Fixed Fee	$45,261.00
Total CPFF	$950,486.00

The total value for the Contract Line Item 0003, and any modifications thereto are shown below.

	Total Level of Effort	Estimated Cost	Total Estimated Cost	Fixed Fee	Total CPFF
P00000	1,168.00	$854,309.00	$854,309.00	$42,716.00	$897,025.00
P00011	4,145.00	$905,225.00	$905,225.00	$45,261.00	$950,486.00

CLIN 0004 (Option), as identified in this contract and in the total estimated amounts set forth below are CR/CPFFLOE, as described under the Federal Acquisition Regulations (FAR) 16.306.

Description: Option 3 - Prototype Device Fabrication

Total Level of Effort	2,234.00
Estimated Cost	$842,164.00
Total Estimated Cost	$842,164.00
Fixed Fee	$42,108.00
Total CPFF	$884,272.00

The total value for the Contract Line Item 0004 (Option), and any modifications thereto are shown below.

	Total Level of Effort	Estimated Cost	Total Estimated Cost	Fixed Fee	Total CPFF
P00000	2,234.00	$842,164.00	$842,164.00	$42,108.00	$884,272.00

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SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

C-l Statement of Work

The Government’s Statement of Work entitled Wideband Polymer Modulator Development dated 16-APR-01 and revised 13-SEP-02 is incorporated and made part of this contract as Attachment 1 to Part III of Section J hereto.

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SECTION D - PACKAGING AND MARKING

D-1 Packaging and Marking

Packaging and marking of deliverable items called for hereunder shall be in accordance with:

(1) the Contractors best commercial practice and

(2) any delineated requirements in the Statement of Work required to insure safe arrival at the destination.

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UNCLASSIFIED

SECTION E - INSPECTION AND ACCEPTANCE

E-l [REDACTED] Clauses Incorporated by Reference (MAR 2001)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of each clause may also be accessed electronically at this address: [REDACTED]

Number	Title
52.246-8	Inspection of Research and Development — Cost-Reimbursement (MAY 2001)
52.246-16	Responsibility for Supplies (APR 1984)
[REDACTED]	Inspection And Acceptance At Destination (General) (MAR 1996)

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UNCLASSIFIED

SECTION F - DELIVERIES OR PERFORMANCE

F-l [REDACTED] Clauses Incorporated by Reference (MAR 2001)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of each clause may also be accessed electronically at this address: [REDACTED]

Number	Title
52.242-15 Alternate 1	Stop-Work Order (AUG 1989) (Alternate I) (APR 1984)

F-2 [REDACTED] Contractor Performance And Delivery (JUN 2002)

(a) Period of Performance: The period of performance of this contract shall be:

CLIN	Start Date	Completion Date
0001	07/30/2001	10/31/2002
0002	10/01/2002	10/31/2003
0003	11/01/2003	10/31/2004
0004	10/01/2004	09/30/2005

The principal place of performance under this contract shall be the Contractor’s facility located at: Bothell, WA

(b) Delivery: In the event an item under this contract is delivered directly to the COTR, the contractor shall obtain a signed receipt from the COTR, and retain this document for audit purposes.

(c) When the contractor encounters difficulty in meeting performance requirements, or anticipates difficulty in complying with the contract delivery schedule or date, they shall immediately notify the Contracting Officer in writing giving pertinent details; provided, however, that this data shall be informational only in character and that this provision shall not be construed as a waiver by the Government of any delivery schedule for any rights or remedies provided by law or under this contract.

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UNCLASSIFIED

SECTION G - CONTRACT ADMINISTRATION DATA

G - 1 GOVERNMENT POINTS OF CONTACT

Title	Name	Phone Number

[REDACTED]

G-2 PURCHASE REQUEST NUMBER AND ACCOUNTING AND APPROPRIATION DATA

Contract Doc	CLIN	RCA #	RCA ACTNG #	BLI	FY	BOC	Dollars Obligated
P00000	0001	[REDACTED] 01-0230-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$600,000.00
						[REDACTED]	$600,000.00
P00001	0001	[REDACTED] 02-0028-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$200,000.00
						[REDACTED]	$200,000.00
P00002	0001	[REDACTED] 02-0074-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$350,000.00
						[REDACTED]	$350,000.00
P00003	0001	[REDACTED] 02-0245-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$22,957.00
P00003	0001	[REDACTED] 02-0245-0000	2	[REDACTED]	[REDACTED]	[REDACTED]	$225,000.00
						[REDACTED]	$247,957.00
P00004	0001	[REDACTED] 02-0272-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$225,000.00
						[REDACTED]	$225,000.00
P00006	0002	[REDACTED] 02-0507-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$100,000.00
						[REDACTED]	$100,000.00
P00007	0002	[REDACTED] 03-0117-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$75,000.00
						[REDACTED]	$75,000.00
P00008	0002	[REDACTED] 03-0148-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$355,000.00
						[REDACTED]	$355,000.00
P00010	0002	[REDACTED] 03-0392-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$470,000.00
						[REDACTED]	$470,000.00
P00011	0002	[REDACTED] 04-0001-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$30,906.00
P00011	0003	[REDACTED] 04-0039-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$475,000.00
						[REDACTED]	$505,906.00
P00012	0003	[REDACTED] 04-0207-0000	1	[REDACTED]	[REDACTED]	[REDACTED]	$475,486.00
						[REDACTED]	$475,486.00
						[REDACTED]	$3,604,349.00

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G-3 [REDACTED] Contract Clause Numbering (MAR 1996)

In this contract, standard clauses are originated from two sources; (1) the Federal Acquisition Regulation and (2) the [REDACTED]. Any clauses which are duplicative to DFARS are indicated by the DFARS clause number parenthetically inserted beside the clause title.

G-4 [REDACTED] Instructions for Requesting Contract Payment (JUN 2002)

(a) All requests for contract payment (other than progress payments) shall be prepared on a Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, Contractors may request payment for commercial contracts using either the SF 1034 or a commercial invoice that contains all the information required by FAR 52.212-4(g). Submit vouchers and invoices to the following billing office:

Name and address of Contracting Officer or designee:

Invoices may [REDACTED]

The required mode of delivery is:

(b) For cost reimbursable contracts, those contractors authorized by DCAA to use Direct Billing procedures must submit only the first, final, and any earned award fee vouchers to the billing office listed above. Unless otherwise directed by the contracting officer, submit all other vouchers, including those for or including provisional award fee, directly to the paying office specified, below. Attach a copy of the DCAA Direct Billing authorization letter to the first voucher submitted to the paying office for each contract, and enter “Direct Billing Authorized” in the signature block of all vouchers submitted via Direct Billing.

For FFP-LOE contracts and task orders, those contractors authorized by DCAA to use Direct Billing procedures must submit the first, final, and any earned award fee vouchers to the billing office listed above. Unless otherwise directed by the contracting officer, submit all other vouchers, including those for or including provisional award fee, directly to the paying office specified below. Attach a copy of the DCAA authorization letter to the first voucher submitted under Direct Billing procedures for each contract, and enter “Direct Billing Authorized” in the signature block of each voucher submitted under these procedures. Submit a separate Monthly Status Report to the contracting officer for use by the Government in documenting receipt and acceptance of the goods and services billed. This report should correspond to the period of performance indicated in the monthly voucher, and contain, as a minimum, the contract number; description and quantity of the supplies delivered and/or services performed; and the date the supplies were delivered and/or services performed. If receipt and acceptance of any goods or services billed cannot be verified, the contracting officer will suspend further payments until the issue is resolved.

Mode of Delivery and Address:

The Contracting Officer require copies of vouchers submitted under Direct Billing procedures

(c) Requests for progress payments shall be prepared on a Standard Form 1443, Contractor’s Request for Progress Payment, and submitted to the following billing office:

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Name and address of Contracting Officer or designee:

Invoices may [REDACTED]

The required mode [REDACTED]

(d) The payment periods designated in the FAR Prompt Payment clause(s) contained in this contractual document will begin on the date a proper voucher or request for payment (SF 1034 or SF 1443) is received in the billing office listed above. Vouchers must be prepared in accordance with [REDACTED], Contract Payments, with all charges segregated by CLIN. The following additional voucher preparation instructions and requirements for supporting documentation also apply:

(e) The government billing office or payment office will notify the contractor of any apparent error, defect, or impropriety in a voucher or request for payment within seven days of receipt by the billing office. Inquiries regarding vouchers or requests for payment submitted to the billing office should be directed to the government contracting officer. Inquiries regarding vouchers or requests for payment submitted directly to [REDACTED] at [REDACTED] (unclassified) or [REDACTED].

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

H-1 Reserved

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PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

[REDACTED] Clauses Incorporated by Reference (MAR 2001)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. The full text of each clause may also be accessed electronically at this address: [REDACTED]

Number	Title
52.202-1	Definitions (DEC 2001)
52.203-3	Gratuities (APR 1984)
52.203-5	Covenant Against Contingent Fees (APR 1984)
52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
52.203-7	Anti-Kickback Procedures (JUL 1995)
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper
Activity (JAN 1997)
52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
52.204-4	Printed or Copied Double-Sided on Recycled Paper (AUG 2000)
52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors
Debarred, Suspended, or Proposed for Debarment (JUL 1995)
52.215-2	Audit and Records — Negotiation (JUN 1999)
52.215-8	Order of Precedence — Uniform Contract Format (OCT 1997)
52.215-10	Price Reduction for Defective Cost or Pricing Data (OCT 1997)
52.215-12	Subcontractor Cost or Pricing Data (OCT 1997)
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other
Than Pensions (OCT 1997)
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or
Pricing Data — Modifications (OCT 1997)
52.216-7	Allowable Cost and Payment (FEB 2002)
52.216-8	Fixed Fee (MAR 1997)
52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
52.222-21	Prohibition of Segregated Facilities (FEB 1999)
52.222-26	Equal Opportunity (APR 2002)
52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era,
and Other Eligible Veterans (DEC 2001)
52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam
Era, and Other Eligible Veterans (DEC 2001)
52.223-6	Drug-Free Workplace (MAY 2001)
52.225-13	Restrictions on Certain Foreign Purchases (JUL 2000)
52.227-1	Authorization and Consent (JUL 1995)
52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG
1996)
52.227-10	Filing of Patent Applications — Classified Subject Matter (APR 1984)
52.227-14	Rights in Data — General (JUN 1987)

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Number	Title

52.227-16	Additional Data Requirements (JUN 1987)

52.228-7	Insurance — Liability to Third Persons (MAR 1996)

52.230-2	Cost Accounting Standards (APR 1998)

52.230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1998)

52.230-6	Administration of Cost Accounting Standards (NOV 1999)

52.232-9	Limitation on Withholding of Payments (APR 1984)

52.232-17	Interest (JUNE 1996)

52.232-20	Limitation of Cost (APR 1984)

52.232-23	Assignment of Claims (JAN 1986)

52.232-25	Prompt Payment (FEB 2002)

52.232-34	Payment By Electronic Funds Transfer—Other Than Central Contractor Registration (MAY 1999)

52.233-3 Alternate 1	Protest After Award (AUG 1996) (Alternate I) (JUN 1985)

52.239-1	Privacy or Security Safeguards (AUG 1996)

52.242-1	Notice of Intent to Disallow Costs (APR 1984)

52.242-13	Bankruptcy (JUL 1995)

52.243-2 Alternate 5	Changes — Cost-Reimbursement (AUG 1987) (Alternate V) (APR 1984)

52.244-5	Competition in Subcontracting (DEC 1996)

52.245-1	Property Records (APR 1984)

52.245-5	Government Property (Cost-Reimbursement, Time-and-Material, Or Labor-Hour Contracts) (JAN 1986)

52.247-63	Preference for U.S.-Flag Air Carriers (JAN 1997)

52.249-6	Termination (Cost-Reimbursement) (SEP 1996)

52.249-14	Excusable Delays (APR 1984)

52.253-1	Computer Generated Forms (JAN 1991)

[REDACTED]	Prohibition on Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (DEC 1999)(DFARS 252.203-7001)

[REDACTED]	Acquisition From Subcontractors Subject To On-Site Inspection Under The Intermediate-Range Nuclear Forces (INF) Treaty (MAR 1996)

[REDACTED]	Organizational Conflicts Of Interest: General (MAR 1996)

[REDACTED]	Utilization Of Small Business Concerns (MAR 2001)

[REDACTED]	Contractor Compliance with Environmental Safety and Health, and System Safety Requirements (OCT 1997)

[REDACTED]	Non-Estoppel (MAR 1996) (DFARS [REDACTED])

[REDACTED]	Rights In Technical Data: Noncommercial Items (JUL 1996) (DFARS [REDACTED])

[REDACTED]	Validation Of Restrictive Markings on Technical Data (DEC 1999) (DFARS [REDACTED])

[REDACTED]	Rights In Bid Or Proposal Information (DFARS [REDACTED])

[REDACTED]	Technical Data: Withholding Of Payment (OCT1997) (DFARS [REDACTED])

[REDACTED]	Insurance (SEP 1996)

[REDACTED]	Supplemental Cost Principles (MAR 1996)

[REDACTED]	Disputes (MAY 1996)

[REDACTED]	Request for Dispute Resolution (SEP 2000)

[REDACTED]	Authority And Designation Of A Contracting Officer’s Technical Representative (COTR) (MAR 1996)

[REDACTED]	Contractor Performance Assessment Review (MAR 2002)

[REDACTED]	Subcontracts (Educational Institutions) (SEP 1996)

[REDACTED]	Prohibition on Contractor Acquisition of Personal Property for Use by Government Employees (JUN 2001)

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I-2 52.215-19 Notification of Ownership Changes (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall—

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped, assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

(c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I-3 52.227-11 Patent Rights — Retention by the Contractor (Short Form) ( JUN 1997)

(a) Definitions.

(1) “Invention” means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.)

(2) “Made” when used in relation to any invention means the conception or first actual reduction to practice of such invention.

(3) “Nonprofit organization” means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501 (a) of the Internal Revenue Code (26 U.S.C. 501 (a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

(4) “Practical application” means to manufacture, in the case of a composition of product; to practice, in the case of a process or method, or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that is benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

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(5) “Small business firm” means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

(6) “Subject invention” means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U.S.C. 240l(d)) must also occur during the period of contract performance.

(b) Allocation of principal rights. The Contractor may retain, the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and filing of patent application by Contractor.

(1) The Contractor will disclose each subject invention to the Federal agency within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to the agency shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the agency, the Contractor will promptly notify the agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

(2) The Contractor will elect in writing whether or not to retain title to any such invention by notifying the Federal agency within 2 years of disclosure to the Federal agency. However, in any case where publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by the agency to a date that is no more than 60 days prior to the end of the statutory period.

(3) The Contractor will file its initial patent application on a subject invention to which it elects to retain title within 1 year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

(4) Requests for extension of the time for disclosure election, and filing under subparagraphs (c)(1), (2), and (3) of this clause may, at the discretion of the agency, be granted.

(d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention—

(1) If the Contractor fails to disclose or elect title to the subject invention within the times Specified in paragraph (c) of this clause, or elects not to retain title; provided, that the agency may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified times.

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(2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country.

(3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor and protection of the Contractor right to file.

(1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor’s license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Federal agency, except when transferred to the successor of that part of the Contractor’s business to which the invention pertains.

(2) The Contractor’s domestic license may be revoked or modified by the funding Federal agency to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing regulations (if any). This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of the funding Federal agency to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

(3) Before revocation or modification of the license, the funding Federal agency will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by the funding Federal agency for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations, if any, concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of the license.

(f) Contractor action to protect the Government’s interest.

(1) The Contractor agrees to execute or to have executed and promptly deliver to the Federal agency all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to the Federal agency when requested under paragraph (d) of this clause and to enable the Government to obtain patent protection throughout the world in that subject invention.

(2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government’s rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees,

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through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

(3) The Contractor will notify the Federal agency of any decisions not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

(4) The Contractor agrees to include, within the specification of any United States patent application and any patent, issuing thereon covering a subject invention, the following statement, “This invention was made with Government support under (identify the contract) awarded by (identify the Federal agency). The Government has certain rights in the invention.”

(g) Subcontracts.

(1) The Contractor will include this clause, suitably modified to identify the parties, in al subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor’s subject inventions.

(2) The Contractor will include in all other subcontracts, regardless of tier, for experimental, developmental, or research work the patent rights clause required by Subpart 27.3.

(3) In the case of subcontracts, at any tier, the agency, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and the Federal agency with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (j) of this clause.

(h) Reporting on utilization of subject inventions. The Contractor agrees to submit, on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as the agency may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by the agency in connection with any march-in proceeding undertaken by the agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), the agency agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

(i) Preference for United States industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by the Federal agency upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, the Federal agency has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to

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grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request the Federal agency has the right to grant such a license itself if the Federal agency determines that—

(1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

(2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

(3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

(4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it agrees that —

(1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions; provided, that such assignee will be subject to the same provisions as the Contractor;

(2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when the agency deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

(3) The balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education; and

(4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor’s licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary’s review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k)(4).

(1) Communications. N/A

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I-4 52.244-2 Alternate 1 Subcontracts (AUG 1998) [REDACTED] (AUG 1998)

(a) Definitions. As used in this clause —

“Approved purchasing system” means a Contractor’s purchasing system that has been reviewed and approved in accordance with Part 44 of the Federal Acquisition Regulation (FAR).

“Consent to subcontract” means the Contracting Officer’s written consent for the Contractor to enter into a particular subcontract.

“Subcontract” means any contract, as defined in FAR Subpart 2.1, entered into by a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(b) This clause does not apply to subcontracts for special test equipment when the contract contains the clause at FAR 52.245-18, Special Test Equipment.

(c) When this clause is included in a fixed-price type contract, consent to subcontract is required only on unpriced contract actions (including unpriced modifications or unpriced delivery orders), and only if required in accordance with paragraph (d) or (e) of this clause.

(d) If the Contractor does not have an approved purchasing system, consent to subcontract is required for any subcontract that —

(1) Is of the cost-reimbursement, time-and-materials, or labor-hour type; or

(2) Is fixed-price and exceeds —

(i) For a contract awarded by the Department of Defense, the Coast Guard, or the National Aeronautics and Space Administration, the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of the contract; or

(ii) For a contract awarded by a civilian agency other than the Coast Guard and the National Aeronautics and Space Administration, either the simplified acquisition threshold or 5 percent of the total estimated cost of the contract.

(e) If the Contractor has an approved purchasing system, the Contractor nevertheless shall obtain the Contracting Officer’s written consent before placing the following subcontracts:

N/A

(f) The Contractor shall notify the Contracting Officer reasonably in advance of placing any subcontract or modification thereof for which consent is required under paragraph (c), (d), or (e) of this clause, including the following information:

(i) A description of the supplies or services to be subcontracted.

(ii) Identification of the type of subcontract to be used.

(iii) Identification of the proposed subcontractor.

(iv) The proposed subcontract price.

(v) The subcontractor’s current, complete, and accurate cost or pricing data and Certificate of Current Cost or Pricing Data, if required by other contract provisions.

(vi) The subcontractor’s Disclosure Statement or Certificate relating to Cost Accounting Standards when such data are required by other provisions of this contract.

(vii) A negotiation memorandum reflecting —

(A) The principal elements of the subcontract price negotiation;

(B) The most significant considerations controlling establishment of initial or revised prices;

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(C) The reason cost or pricing data were or were not required;

(D) The extent, if any, to which the Contractor did not rely on the subcontractor’s cost or pricing data in determining the price objective and in negotiating the final price;

(E) The extent to which it was recognized in the negotiation that the subcontractor’s cost or pricing data were not accurate, complete, or current; the action taken by the Contractor and the subcontractor; and the effect of any such defective data on the total price negotiated;

(F) The reasons for any significant difference between the Contractor’s price objective and the price negotiated; and

(G) A complete explanation of the incentive fee or profit plan when incentives are used. The explanation shall identify each critical performance element, management decisions used to quantify each incentive element, reasons for the incentives, and a summary of all trade-off possibilities considered.

(2) If the Contractor has an approved purchasing system and consent is not required under paragraph (c), (d), or (e) of this clause, the Contractor nevertheless shall notify the Contracting Officer reasonably in advance of entering into any (i) cost-plus-fixed-fee subcontract, or (ii) fixed-price subcontract that exceeds the greater of the simplified acquisition threshold or 5 percent of the total estimated cost of this contract. The notification shall include the information required by paragraphs (f)(l)(i) through (f)(l)(iv) of this clause.

(g) Unless the consent or approval specifically provides otherwise, neither consent by the Contracting Officer to any subcontract nor approval of the contractor’s purchasing system shall constitute a determination —

(1) Of the acceptability of any subcontract terms or conditions;

(2) Of the allowability of any cost under this contract; or

(3) To relieve the Contractor of any responsibility for performing this contract.

(h) No subcontract or modification thereof placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis, and any fee payable under cost-reimbursement type subcontracts shall not exceed the fee limitations in paragraph 15.404-4(c)(4)(i).

(i) The Contractor shall give the Contracting Officer immediate written notice of any action or suit filed and prompt notice of any claim made against the Contractor by any subcontractor or vendor that, in the opinion of the Contractor, may result in litigation related in any way to this contract, with respect to which the Contractor may be entitled to reimbursement from the Government.

(j) The Government reserves the right to review the Contractor’s purchasing system as set forth in FAR Subpart 44.3.

(k) Paragraphs (d) and (f) of this clause do not apply to the following subcontract, which were evaluated during negotiations:

None

[REDACTED] Personal Conduct (APR 1997)

(a) The Contractor, its employees, and its subcontractors shall comply with the conduct requirements in effect at the Government’s work site. The Government reserves the right to exclude or remove from the work site any employee of the contractor or of a subcontractor whom the Government deems careless, uncooperative, or whose continued employment on the work site is deemed by the Government to be contrary to the public interest.

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(b) The Contractor shall inform its employees that the [REDACTED] has a zero tolerance policy for harassing behavior. Any Contractor or subcontractor employee determined by the Government to have engaged in harassing behavior shall be immediately escorted from the premises and denied further access to the worksite. The Contractor shall emphasize this requirement to its employees.

(c) Exclusion from the worksite under the circumstance described in this clause shall not relieve the Contractor from full performance of the contract, nor will it provide the basis for an excusable delay or any claims against the Government

I-6 [REDACTED] Special Notification And Approval Requirements (MAR 2002)

(a) It is a material condition of this contract that the contractor notify and seek approvals as required in the following situations:

(1) Litigation or Requests for Information Relating to This Contract

(i) The contractor hereby agrees to immediately give notice to the Contracting Officer of any anticipated or current litigation or request for information from a third party (including individuals, organizations, and federal, state, or local governmental entities) involving or in any way relating to this contract, pertinent subcontracts, or the Government’s relationship with the contractor or subcontractor(s). Said notice shall include all relevant information with respect thereto.

(ii) The Contracting Officer shall have access to and the right to examine any pertinent books, documents, papers, and records of the prime contractor or subcontractor(s) involving customer transactions related to any contract litigation.

(2) Utilization of Government Relationship for Publicity, Advertising or Public Relations Purposes.

(i) The contractor agrees not to use or allow to be used any aspect of this contract for publicity, advertisement, or any other public relations purposes. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue until rescinded by the U.S. Government.

(ii) The contractor may request a waiver or release from the foregoing but shall not deviate therefrom unless authorized to do so in writing by the Contracting Officer.

(3) Past Performance Information. The contractor may provide past performance information regarding this contract to any [REDACTED] contracting officer supporting an [REDACTED] source selection without the approval of the Contracting Officer.

(b) The contractor agrees to insert this clause in any subcontract under this contract. In the event of litigation, the Subcontractor shall immediately notify its next tier Subcontractor or the Prime contractor, as the case may be, of all relevant information with respect to such litigation.

I-7 [REDACTED] Usage Of The Metric System Of Measurement (SI) (MAR 1996)

(a) Basic requirement. This contract requires, unless authorized in paragraph (d) below, that all supplies, components, reports, documentation, or services which are designed, fabricated, assembled, delivered or performed under this contract shall utilize the “International System of Units” (SI).

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b) The “International System of Units” is as established by the General Conference of Weights and Measures in 1960; it is also known as “System International (SI)” or “Metric System”; and it is interpreted for US usage by the Department of Commerce’s Interpretation of the International System of Units for the United States as printed in Federal Register Volume 55, Page 52242, Dec. 20,1990, and supplemented for the Federal Government’s usage by the General Services Administration’s Federal Standard 376, Preferred Metric Units of General Use by the Federal Government.

(c) Conflict of interest. In the event there is a conflict between the International System of Units; 55 FR 52242, Dec. 20,1990; Federal Standard 376; or the contract schedule, the order of precedence in resolving the conflict shall be contract schedule first, followed by Federal Standard 376; 55 FR 52242, Dec. 20,1990; and International System of Units in descending importance.

(d) Exemption to requirement. The following supplies, components, reports, documentation, or services that are designed, fabricated, assembled, delivered or performed under this contract are exempt from the requirements of this clause:

None

The contractor should submit a request for exemption to the Contracting Officer whenever compliance is either not possible, impracticable, or otherwise not in the Government’s best interest. The scope of the request shall be limited to only those items negatively impacted by the requirement.

I-8 [REDACTED] Level Of Effort (Cost Reimbursement) (SEP 2000)

(a) The contractor shall expend his best effort towards accomplishing the scope of contract work outlined above. The level-of-effort required for total performance under this contract shall consist of the expenditure of a direct labor effort to the extent of a minimum of 7,508.00 labor hours and/or, to the extent that funding remains available, a maximum of 8,298.00 labor hours. For the purposes of this contract, one man/person- week shall consist of forty (40) direct, straight time hours expended by an individual assigned to and working under this contract.

(b) The contractor shall continually evaluate the total level-of-effort required and recommend to the Government changes thereto which are considered beneficial in attaining the overall objectives of this contract. In controlling the utilization of man-hours of effort, the contractor shall promptly notify the contracting officer, in writing, when there is an indication that premature exhaustion of the total man-hours of effort is predicted.

(c) It is understood and agreed that the rate of man-hours per month may fluctuate in pursuit of the technical objective; however, such fluctuations will be controlled to avoid an exhaustion of the total man-hours of effort before the expiration of the term of the contract.

(d) It is further agreed that the contractor may submit written requests for acceleration of the average hourly rate of effort that will result in the utilization of the total man-hours set forth above prior to the expiration date of this contract. If such request is approved by the contracting officer, the accelerated performance shall be without increase in fee and the transaction formalized by Supplemental Agreement to this contract.

(e) On or about the completion date of this contract, the contractor shall submit to the contracting officer a brief certified statement of the labor hours actually expended in the performance of this contract.

(f) The fee for performance under this contract is predicated upon the contractor furnishing at least the minimum but up to and including the maximum effort specified. In the event the minimum effort is not provided as specified, the fee may be adjusted accordingly.

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(g) Reductions in either the minimum and/or maximum quantity of man-hours or in the period of performance of this contract may be made in accordance with the procedures established by the clause of this contract entitled “Changes”.

(h) In the event the Government desires an additional level-of-effort in excess of the maximum man-hours specified prior to contract completion, the parties shall negotiate to make an equitable adjustment of the amount of fee payable hereunder.

I-9 [REDACTED] Prohibition On Storage And Disposal Of Toxic And Hazardous Materials (OCT 1997)

(a) Definitions. As used in this clause:

(1) “Storage” means a non-transitory, semi-permanent or permanent holding, placement, or leaving of material. It does not include a temporary accumulation of a limited quantity of a material used in or a waste generated or resulting from authorized activities, such as servicing, maintenance, or repair of Government items, equipment, or facilities.

(2) “Toxic or hazardous materials” means those materials identified in the “EPA Title III List of Lists”.

(b) The contractor is prohibited from transporting, storing, disposing or using toxic or hazardous materials in performing this contract except for those materials listed in (c) below or when authorized in writing by the Contracting Officer.

(c) Toxic and hazardous materials authorized for use in the performance of this contract are as listed below:

None

I-10 [REDACTED] Property Administration And Control (JUN 2001)

(a) For the purposes of this contract, property administration authority is delegated to the following [REDACTED] Property Analyst:

[REDACTED]

(b) The contractor shall maintain adequate property control procedures, records, and a system of identification for all Government property accountable to this contract in accordance with FAR Part 45 and [REDACTED]

(c) The contractor shall provide the name, address, and telephone number of the company official responsible for establishing and maintaining control of Government property under this contract to the [REDACTED] Property Analyst listed above within thirty (30) days after receipt of this contract.

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PART III - LIST OF DOCUMENTS/EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

J-1 Incorporation Of Attachments And Exhibits

The Attachments and/or Exhibits listed below are incorporated herein and made part hereof:

Attachment Number	Description	No. Pages

1	Wideband Polymer Modulator Development dated 16-APR-01and revised 13-SEP-02

2	Contractor’s proposal, Rev. 7, (incl. SOW) dated 15 Oct 2003

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